FDP SERIES, INC.

FDP BlackRock Invesco Value Fund

(the “Fund”)

Supplement dated September 29, 2017 to the Summary Prospectus and

Prospectus of the Fund, each dated September 28, 2017

On September 12, 2017, the Board of Directors (the “Board”) of FDP Series, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “FDP BlackRock Equity Dividend Fund” and certain changes to the Fund’s investment objective, strategies and process. The Board also approved the termination of the Fund’s sub-advisory agreement with Invesco Advisers, Inc. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team. Fund management has also determined to contractually waive a portion of the investment management fee payable by the Fund to BlackRock Advisors, LLC, the Fund’s investment adviser. All of these changes are expected to become effective on or about November 28, 2017.

Effective on or about November 28, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Name

FDP BlackRock Invesco Value Fund is renamed FDP BlackRock Equity Dividend Fund. All references to “FDP BlackRock Invesco Value Fund” or the “Invesco Fund” in the Summary Prospectus and Prospectus are hereby replaced with “FDP BlackRock Equity Dividend Fund” or the “Equity Dividend Fund,” respectively.

Change in the Fund’s Investment Objective

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Invesco Value Fund — Investment Objective” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Invesco Value Fund — Investment Objective” are deleted in their entirety and replaced with the following:

Investment Objective

The investment objective of the FDP BlackRock Equity Dividend Fund (the “Equity Dividend Fund” or the “Fund”) is to seek long-term total return and current income.

Change to the Fund’s Fees

The chart and example in the section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Invesco Value Fund — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Invesco Value Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.29%	0.31%	0.29%
Total Annual Fund Operating Expenses	1.24%	2.01%	0.99%
Fee Waivers and/or Expense Reimbursements[3]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	1.14%	1.91%	0.89%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 44, BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Fund is 0.60% of the average daily net assets of the Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of FDP Series, Inc. (the “Corporation”) or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$635	$888	$1,161	$1,938
Investor C Shares	$294	$621	$1,074	$2,330
Institutional Shares	$91	$305	$537	$1,204

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$194	$621	$1,074	$2,330

With respect to the Fund, the seventh paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

For the Equity Dividend Fund, effective November 28, 2017, BlackRock has agreed to contractually waive its management fee to cap the annual management fee at 0.60% through September 30, 2019. This contractual waiver agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Change in the Fund’s Investment Strategies and Risks

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Invesco Value Fund — Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview —Key Facts About FDP BlackRock Invesco Value Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. The Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Fund invests primarily in dividend paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends.

The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

The Fund may also invest in securities convertible into common stock and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

BlackRock and the Fund have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits BlackRock, with respect to the Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions set forth in the SEC exemptive order.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — FDP BlackRock Invesco Value Fund” is deleted in its entirety and replaced with the following:

FDP BlackRock Equity Dividend Fund

Investment Objective

The Fund seeks long-term total return and current income. The Fund’s investment objective is a non-fundamental policy of the Fund and may not be changed without prior notice to shareholders.

Investment Process

BlackRock chooses investments for the Fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. Total return consists of increases in value from both capital appreciation and income. The Fund will focus on issuers that have good prospects for capital appreciation. In selecting portfolio securities, the Fund will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or Fund management believes such securities have particularly good prospects for capital appreciation.

Fund management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In certain market cycles, such as periods of high growth or high interest rates on bonds, dividend paying stocks could go out of favor. During such periods, the Fund may underperform other equity funds that do not emphasize investments in dividend paying stocks.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever Fund management sees an appropriate opportunity. For example, the Fund may sell shares of a company when the company’s prospects for capital appreciation deteriorate or when its dividend rates become unattractive or when the Fund identifies another company with more attractive prospects.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. The Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Fund invests primarily in dividend paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends.

The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

The Fund may also invest in securities convertible into common stock and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

BlackRock and the Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with subadvisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions set forth in the SEC exemptive order.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — Other Strategies” is deleted in its entirety.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — Invesco Fund Other Strategies” is deleted in its entirety and replaced with the following:

Equity Dividend Fund Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

Debt Securities — This includes fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated investment grade of any maturity.

Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange-traded funds.

Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Short-term Securities — The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.

Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

Temporary Defensive Purposes — The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of BlackRock, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve its investment objective.

Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Invesco Value Fund — Principal Risks of Investing in the Fund” and the sections of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Invesco Value Fund — Principal Risks of Investing in the Fund” and “Details About the Funds — Investment Risks — Principal Risks of Investing in a Fund” are amended to delete the following risks: “Depositary Receipts Risk,” “Investment Style Risk,” “Mid Cap Securities Risk” and “Small Cap Securities Risk.”

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Invesco Value Fund — Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Invesco Value Fund — Principal Risks of Investing in the Fund” are amended to add the following risks:

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Income Producing Stock Availability Risk — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The section of the Prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in a Fund” is amended to add the following risks:

Convertible Securities Risk (Equity Dividend Fund) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Income Producing Stock Availability Risk (Equity Dividend Fund) — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Preferred Securities Risk (Equity Dividend Fund) — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The other risks section under the section of the Prospectus entitled “Details About the Funds — Investment Risks” is amended to remove “Convertible Securities Risk,” “Foreign Currency Transactions Risk” and “REIT Investment Risk” as it pertains to the Fund.

The other risks section under the section of the Prospectus entitled “Details About the Funds — Investment Risks” is amended to add the following risks:

Debt Securities Risk (Equity Dividend Fund) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Investment in Other Investment Companies Risk (Equity Dividend Fund) — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers to the Fund’s management fees). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Mid Cap Securities Risk (Equity Dividend Fund) — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Rights Risk (Equity Dividend Fund) — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Small Cap Securities Risk (Equity Dividend Fund) — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Change in the Fund’s Management

All references to Invesco Advisers, Inc. as the Fund’s sub-adviser are hereby removed.

Change in the Fund’s Portfolio Management Team

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Invesco Value Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Invesco Value Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Tony DeSpirito	2017	Managing Director of BlackRock, Inc.
David Zhao	2017	Managing Director of BlackRock, Inc.
Franco Tapia	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — FDP BlackRock Invesco Value Fund — About the Portfolio Management of the Invesco Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE EQUITY DIVIDEND FUND
The Equity Dividend Fund is managed by a team of financial professionals. Tony DeSpirito, David Zhao and Franco Tapia are the portfolio managers and are jointly and primarily responsible for the management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted with respect to the FDP BlackRock Invesco Value Fund and replaced with the following:

The Equity Dividend Fund is managed by a team of financial professionals led by Tony DeSpirito, David Zhao and Franco Tapia. Mr. DeSpirito, Mr. Zhao and Mr. Tapia are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
Franco Tapia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Shareholders should retain this Supplement for future reference.

ALLPR-FDP-IV-0917SUP